                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08076
                  ---------------------------------------------
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
                                 Hal Liebes, Esq.
                The Emerging Markets Telecommunications Fund, Inc.
                               466 Lexington Avenue
                           New York, New York 10017-3147
               ----------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: November 30, 2003

Date of reporting period: May 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

SEMI-ANNUAL REPORT
MAY 31,2003


[ETF LISTED NYSE(R) LOGO]

3018-SA-03

CONTENTS

Letter to Shareholders                                                      1

Portfolio Summary                                                           5

Schedule of Investments                                                     7

Statement of Assets and Liabilities                                        10

Statement of Operations                                                    11

Statement of Changes in Net Assets                                         12

Statement of Cash Flows                                                    13

Financial Highlights                                                       14

Notes to Financial Statements                                              16

Results of Annual Meeting of Shareholders                                  24

Privacy Policy Notice                                                      25

LETTER TO SHAREHOLDERS

                                                                    July 2, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for the six months ended May 31, 2003. The Fund's total return for the period, based on net asset value ("NAV"), was down 4.11%, vs. an increase of 6.22% for the Morgan Stanley Capital International Emerging Markets Free ("EMF") Index* and an increase of 7.99% for the telecommunications services subsector of the EMF Index.

As of May 31, 2003, the Fund's NAV was $7.00 per share, compared with $7.30 per share on November 30, 2002. Total net assets were $64,174,729.

PERFORMANCE: HINDERED BY PRIVATE PLACEMENTS

The Fund's underperformance of its benchmark is attributable largely to its private holdings, some of which were negatively revalued (based on the underlying issuers' book values) during the period. On the positive side, factors that aided the Fund included its overweighting in Indonesia, which had a solid rally in the period.

THE MARKET: UP AND AWAY?

Over the past six months, emerging market telecoms, along with global equities generally, were subject to wide swings in investor sentiment related to the health of the U.S. economy, the performance of the nation's equity marketplace and the events leading up to and through the U.S.-led war with Iraq.

Setting the stage, in the first three months of this reporting period, emerging telecoms were the worst performing category in the emerging markets universe. Driving this underperformance, in part, were investor concerns about a possible contagion effect from developed world telecoms, particularly wireless companies, which experienced considerable volatility in the wake of proposed cuts in wireless interconnection fees, a major source of revenues for these companies.

Beyond this, emerging telecoms suffered from many of the same issues that have plagued most telecoms globally for the past several years: declining profits; increasing competition; weak pricing power; overcapacity; the cannibalization of voice communications from wireline to wireless/mobile; and the yet unrealized potential of 3G data-traffic services, demand for which remains weak years after developed telecoms paid enormous licensing fees to provide them.

In retrospect, however, these issues were subordinate to those emerging from the United States, notably the performance of the U.S. economy and equity market, and the war with Iraq.

We saw this with particular clarity during the second three months of this reporting period, when emerging telecoms outperformed the market as a whole and moved from the worst performing emerging markets category to one of the best. During this period, emerging telecom fundamentals did not change appreciably from the first quarter, when an anemic U.S. economy and a world divided by war served to undermine global equities as a whole. The only real difference between the first quarter and the second was the successful conclusion of the war with Iraq, some middling positive news about the U.S. economy and a sustained rally in U.S. equities. This latter development aided equities worldwide, particularly telecoms, which, with their more utility-like, defensive characteristics, were widely sought by investors.

Overall, we believe that the emerging telecom category is in better shape than many others in the emerging and developed equity markets. Most operators are generating free cash flow and have cleaned up their balance sheets, or are making progress in doing so.

Our focus has been and continues to be on those emerging telecoms that we feel have clear strategies on the deployment of capital, and thus are likely to pay increasing dividends, as opposed to those who do not, and thus are more likely to underperform.

In this regard, we presently favor South Korean operators, which are among the most advanced in the deployment of data transfer services. Additionally, competition there is mostly friendly in nature, serving to expand, rather than weaken, existing markets.

China is a different story, one in which two large wireless companies and one national wireline operator are locked in a harsh struggle for dominance of the wireless market. Here, we have elected to invest in a company in the wireline sector, one which enjoys high market share and the support of China's government.

Elsewhere in Asia, many operators are cash flow positive, and those we own either currently pay high dividends, or could begin to pay higher dividends soon.

In Latin America, we like Brazilian wireline operators over their wireless counterparts. The new administration there has supported the idea of higher tariffs for wireline companies, at the expense of wireless operators, which in any event are suffering from corrosive competition and market fragmentation.

In Mexico, the opposite is true. There we favor wireless companies that stand to benefit from strong growth, low penetration rates and an improving economy. In the rest of Latin America, we are keeping a close watch on mergers and acquisitions activity with an eye toward investing in stronger operators and their targets in other Latin American nations.

In Russia, we are invested in the wireless sector, where penetration rates are still very low. There, a few major operators could benefit from rising consumer purchasing power and long pent-up demand.

As for the remainder of the emerging markets, the story is much more fragmented and more company specific. Here, again, we are looking for good valuations and clear capital allocation strategies that could lead to near-term increases in dividend payouts.

OUTLOOK: VARIABLE, BUT MOSTLY POSITIVE

We believe that the road ahead will most likely resemble that of the recent past, with the fortunes of emerging and developed telecoms alike tied to the continuing recovery of the U.S. and global economies. In this regard, we look for the U.S. economy to grow during this year's second half and, hopefully, continue that trend in 2004, given plentiful liquidity and favorable fiscal policies there.

Thematically, we are closely monitoring re-regulation efforts in emerging markets, possible changes in tariffs that could favor either wireline or wireless operators, the effects of increasing competition and the allotment of 3G and 2.5G licenses in some markets.

If regulations are stiffer and interconnection fees paid by wireless operators to wireline operators are much higher than anticipated, investors may choose to exit the market, or sit on the sidelines, while these developments play out. This would probably cause the emerging telecom category to decouple from and underperform emerging markets, generally. The same might occur if the present movement to mandate the portability of mobile telephone numbers in the developed world spreads to the emerging markets. This would likely result in higher churn rates and greater costs for wireless operators, along with increasingly negative investor sentiment.

If, on the other hand, regulatory changes are milder, if the cost of networking equipment continues to fall, and if 3G platforms in Western Europe, the U.S. and Japan show signs of improvement, then emerging telecoms could decouple from and outperform the remainder of the emerging markets universe.

Over the near term, however, emerging telecoms could benefit from liquidity conscious investors looking for the higher dividend yields they provide over bond market alternatives.

In this environment, we will stay overweight in Asian telecoms, in light of their lower capital requirements, high dividends and greater operational transparency. In Latin America, we will continue to look for growth opportunities related to projected growth in wireless market share (Mexico) and anticipated growth in mergers and acquisitions activity throughout the region. Lastly, in Eastern Europe, Russia, the Middle East and Africa, we will focus on what we believe are attractively valued stocks of companies that our analysis suggests will likely increase future dividend payments to minority shareholders, such as ourselves.

Respectfully,


/s/ Yaroslaw Aranowicz

Yaroslaw Aranowicz
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKET INVESTMENTS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.




----------
* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Aranowicz joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for Latin American equities and fixed income at John Hancock Financial Services in New York. He completed a five-year integrated program in international business relations from the Central School of Commerce in Warsaw, and holds an M.B.A. in finance and international business from New York University's Stern School of Business. Mr. Aranowicz is the Chief Investment Officer of the Fund, The Chile Fund, Inc. and The First Israel Fund, Inc. He is also an Investment Officer of The Brazilian Equity Fund, Inc. and The Latin America Equity Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 2003 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                             MAY 31, 2003    NOVEMBER 30, 2002
Cellular Telecommunications                      30.57%          40.58%
Diversified Operations                            1.91%           1.51%
Internet Services                                 1.73%           1.36%
Investment & Holding Companies                    2.80%           5.49%
Telecommunications                               19.06%          16.56%
Telephone-Integrated                             23.17%          13.01%
Venture Capital                                  15.74%          16.51%
Other                                             2.60%           1.95%
Cash & Other Assets                               2.42%           3.03%

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

                      MAY 31, 2003   NOVEMBER 30, 2002
Africa                     1.52%          0.00%
Asia                      44.17%         49.40%
Caribbean                  2.63%          4.53%
Latin America             27.96%         21.92%
Middle East               11.43%         11.79%
North America              1.69%          1.32%
Global                     8.18%          8.01%
Cash & Other Assets        2.42%          3.03%

[CHART]

SUMMARY OF SECURITIES BY COUNTRY/REGION

AS A PERCENT OF NET ASSETS

                 MAY 31, 2003      NOVEMBER 30, 2002
Asia                 2.47%               2.46%
Brazil               6.97%               0.00%
Chile                2.13%               2.26%
China               10.07%               0.00%
Hong Kong            0.00%              12.67%
Indonesia            3.33%               3.32%
Israel              11.43%              11.79%
Jamaica              2.63%               4.53%
Mexico              16.95%              17.40%
Russia               7.11%               6.75%
South Korea         18.76%              19.95%
Global               8.18%               8.01%
Other                7.55%               7.83%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                      PERCENT OF
    HOLDING                                            SECTOR                   COUNTRY/REGION        NET ASSETS
----------------------------------------------------------------------------------------------------------------
1.  America Movil, S.A. de C.V.             Cellular Telecommunications             Mexico               12.1

2.  SK Telecom Co., Ltd.                    Cellular Telecommunications          South Korea             10.4

3.  China Telecom Corp. Ltd.                     Telecommunications                 China                10.1

4.  KT Corp.                                    Telephone-Integrated             South Korea              7.4

5.  Emerging Markets Ventures I L.P.              Venture Capital                   Global                7.0

6.  Tele Norte Leste Participacoes S.A.         Telephone-Integrated                Brazil                5.2

7.  Telefonos de Mexico, S.A. de C.V.           Telephone-Integrated                Mexico                4.8

8.  AO VimpelCom                            Cellular Telecommunications             Russia                3.9

9.  PT Telekomunikasi Indonesia                  Telecommunications               Indonesia               3.3

10. Jamaican Assets I, L.P.                Investment& Holding Companies           Jamaica                2.6

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - MAY 31, 2003 (UNAUDITED)

                                                       NO. OF
DESCRIPTION                                          SHARES/UNITS        VALUE
-----------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-97.58%
EQUITY OR EQUITY-LINKED SECURITIES OF
  TELECOMMUNICATION COMPANIES IN EMERGING
  COUNTRIES-92.10%

ASIA-2.47%
INVESCO AsiaNET Fund plc+                                  97,560      $    368,289
Nirvana Capital Ltd.+#*                                    42,000            23,359
TVG Asian Communications
  Fund II, L.P.+ ++#                                    1,831,361         1,194,789
                                                                       ------------
TOTAL ASIA (Cost $3,109,781)                                              1,586,437
                                                                       ------------

BRAZIL-6.97%
Brasil Telecom Participacoes
  S.A., ADR                                                30,600         1,140,768
Tele Norte Leste Participacoes
  S.A., ADR                                               278,600         3,334,842
                                                                       ------------
TOTAL BRAZIL (Cost $3,954,761)                                            4,475,610
                                                                       ------------

CHILE-2.13%
Compania de Telecomunicaciones
  de Chile S.A., ADR
  (Cost $1,277,118)                                       116,700         1,365,390
                                                                       ------------

CHINA-10.07%
China Telecom Corp. Ltd.
  (Cost $5,719,199)                                    29,832,000         6,464,719
                                                                       ------------

INDIA-0.05%
The India Media, Internet and
  Communications Fund Ltd.+*
  (Cost $115,005)                                          87,623            29,792
                                                                       ------------

INDONESIA-3.33%
PT Telekomunikasi Indonesia
  (Cost $1,557,737)                                     3,803,500         2,139,755
                                                                       ------------

ISRAEL-11.26%
BPW Israel Ventures LLC+ ++#                            1,139,220           696,829
Concord Ventures II Fund L.P.+ ++#                      3,120,000         1,489,685
Formula Ventures L.P.+ ++#                              1,440,234           600,722
Giza GE Venture Fund III L.P.+ ++#                      1,540,000           818,941
Global Wireless Holdings
  Inc. C.V., PNB+*                                         48,122                 0
K.T. Concord Venture Fund L.P.+ ++                      2,000,000      $  1,272,226
Lynx Photonic Networks+*                                  375,394           781,378
Lynx Series E+*                                           493,000           498,488
Neurone Ventures II, L.P.+ ++#                            300,000           165,887
Partner Communications
  Co. Ltd.+                                                72,091           317,233
SVE Star Ventures Enterprises
  GmbH & Co. No. IX KG+ ++#                               750,000           416,265
Walden-Israel Ventures III, L.P.+ ++#                     288,750           171,168
                                                                       ------------
TOTAL ISRAEL (Cost $10,928,483)                                           7,228,822
                                                                       ------------

LATIN AMERICA-1.91%
J.P. Morgan Latin America Capital
  Partners (Cayman), L.P.+ ++                             737,483           642,392
J.P. Morgan Latin America Capital
  Partners (Delaware), L.P.+ ++#                        1,244,560           585,901
                                                                       ------------
TOTAL LATIN AMERICA (Cost $1,654,570)                                     1,228,293
                                                                       ------------

MALAYSIA-1.50%
Maxis Communications Berhad
  (Cost $935,984)                                         635,000           960,855
                                                                       ------------

MEXICO-16.95%
America Movil, S.A. de C.V.,
  Series L, ADR                                           425,300         7,765,978
Telefonos de Mexico, S.A. de C.V.,
  Class L, ADR                                            102,600         3,108,780
                                                                       ------------
TOTAL MEXICO (Cost $10,895,372)                                          10,874,758
                                                                       ------------

RUSSIA-7.11%
AO VimpelCom, ADR+                                         56,000         2,520,000
Independent Network Television,
  Series II+ ++                                         1,000,000           500,000
Mobile Telesystems, ADR+                                   13,800           742,440
Rostelecom, ADR                                            73,200           803,736
                                                                       ------------
TOTAL RUSSIA (Cost $3,360,501)                                            4,566,176
                                                                       ------------

SOUTH AFRICA-1.52%
Telkom South Africa Ltd.+                                  80,160           329,733
Venfin Ltd.+                                              305,400           642,967
                                                                       ------------
TOTAL SOUTH AFRICA (Cost $929,019)                                          972,700
                                                                       ------------

See accompanying notes to financial statements.

                                                       NO. OF
DESCRIPTION                                          SHARES/UNITS        VALUE
-----------------------------------------------------------------------------------
SOUTH KOREA-17.77%
KT Corp.                                                  123,020      $  4,731,538
SK Telecom Co., Ltd., ADR                                 371,600         6,670,220
                                                                       ------------
TOTAL SOUTH KOREA (Cost $11,221,117)                                     11,401,758
                                                                       ------------

TAIWAN-0.79%
MediaTek Inc.
  (Cost $465,767)                                          57,000           506,667
                                                                       ------------

THAILAND-0.09%
TelecomAsia Corp. Public Co.
  Ltd., Foreign Registered,
  Warrants (expiring 04/03/08)
  (Cost $0)                                             1,717,483            56,509
                                                                       ------------

GLOBAL-8.18%
Emerging Markets Ventures
  I L.P.+ ++#                                           7,038,940         4,468,671
International Wireless
  Communications Holdings
  Corp.+ ++                                                15,092                 0
TeleSoft Partners L.P.+ ++                              1,250,000           292,000
TeleSoft Partners II QP, L.P.+ ++#                      1,140,000           489,413
                                                                       ------------
TOTAL GLOBAL (Cost $8,795,137)                                            5,250,084
                                                                       ------------
TOTAL EMERGING COUNTRIES
  (Cost $64,919,551)                                                     59,108,325
                                                                       ------------

EQUITY SECURITIES OF TELECOMMUNICATION
  COMPANIES IN DEVELOPED COUNTRIES-1.69%

FRANCE-0.00%
Alcatel S.A., ADR+
  (Cost $2,822)                                               199             1,839
                                                                       ------------

UNITED STATES-1.69%
Global TeleSystems, Inc.+                                  91,876                 0
  Technology Crossover
  Ventures IV, L.P.+ ++#                                1,272,200         1,081,764
                                                                       ------------
TOTAL UNITED STATES (Cost $3,122,483)                                     1,081,764
                                                                       ------------
TOTAL DEVELOPED COUNTRIES
  (Cost $3,125,305)                                                       1,083,603
                                                                       ------------

EQUITY SECURITES OF COMPANIES PROVIDING OTHER
 ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
 EMERGING COUNTRY'S INFRASTRUCTURE-3.79%

ARGENTINA-0.00%
Exxel Capital Partners V, L.P.+ ++
  (Cost $2,075,284)                                     1,897,761      $          0
                                                                       ------------

CANADA-0.00%
Officeland Inc., PNA+*(a)                                 168,067                 0
Officeland Inc., PNC+*(b)                                 133,654                 0
                                                                       ------------
TOTAL CANADA (Cost $638,256)                                                      0
                                                                       ------------

ISRAEL-0.17%
The Renaissance Fund LDC+ ++
  (Cost $521,435)                                             160           106,195
                                                                       ------------

JAMAICA-2.63%
Jamaican Assets I, L.P.+ ++
  (Cost $730,859)                                         600,442         1,688,942
                                                                       ------------

SOUTH KOREA-0.99%
Cheil Communications Inc.
  (Cost $648,315)                                           6,210           636,923
                                                                       ------------

TOTAL OTHER ESSENTIAL SERVICES
  (Cost $4,614,149)                                                       2,432,060
                                                                       ------------
TOTAL EQUITY OR EQUITY-LINKED
  SECURITIES (Cost $72,659,005)                                          62,623,988
                                                                       ------------
SHORT-TERM INVESTMENTS-11.82%

GRAND CAYMAN-0.60%

                                                       PRINCIPAL
                                                        AMOUNT
                                                       (000'S)
                                                       ----------
Brown Brothers Harriman& Co.,
  overnight deposit, 0.52%,
  06/02/03** (Cost $383,000)                           $      383           383,000
                                                                       ------------

                                 See accompanying notes to financial statements.

                                                     PRINCIPAL
                                                      AMOUNT
DESCRIPTION                                           (000'S)            VALUE
-----------------------------------------------------------------------------------
UNITED STATES-11.22%
Bear, Stearns & Co. Inc.,
  repurchase agreement,
  (Agreement dated 05/30/03 to
  be repurchased at $4,447,262),
  0.6875%, 06/02/03***                                 $    4,447      $  4,447,007
                                                                       ------------
Bear, Stearns & Co. Inc.,
  repurchase agreement,
  (Agreement dated 05/30/03 to
  be repurchased at $2,753,664),
  1.50%, 06/02/03***                                        2,753         2,753,300
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $7,200,307)                                                       7,200,307
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $7,583,307)                                                       7,583,307
                                                                       ------------
TOTAL INVESTMENTS-109.40%
  (Cost $80,242,312) (Notes A,D, F)                                      70,207,295
                                                                       ------------
LIABILITIES IN EXCESS OF
  CASH AND OTHER ASSETS-(9.40)%                                          (6,032,566)
                                                                       ------------
NET ASSETS-100.00%                                                     $ 64,174,729
                                                                       ============

----------
+    Security is non-income producing.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)
# As of May 31, 2003, the Fund has committed to investing additional capital as follows: Nirvana Capital Ltd. ($180,000), TVG Asian Communications Fund II, L.P. ($2,168,639), BPW Israel Ventures LLC ($1,160,780), Concord Ventures II Fund L.P. ($880,000), Formula Ventures L.P. ($59,766), Giza GE Venture Fund III L.P. ($1,210,000), Neurone Ventures II, L.P. ($450,000), SVE Star Ventures Enterprises GmbH& Co. No. IX KG ($1,250,000), Walden-Israel Ventures III, L.P. ($1,086,250), J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($3,459,860), Emerging Markets Ventures I L.P. ($1,061,060), TeleSoft Partners II QP, L.P. ($1,260,000) and
     Technology Crossover Ventures IV, L.P. ($727,800). The aggregate amount of open commitments for the Fund is $14,954,155.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
*** Represents security purchased with cash collateral received forsecuritiesonloan.
(a) With an additional 134,454 warrants, expiring 04/21/05, with no market value.
(b) With an additional 133,654 warrants, expiring 04/21/05, with no market value.
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.

The following is a breakdown of the equity or equity-linked securities portion of the Fund, by sector classification, as of May 31, 2003.

                                                  % OF NET
SECTOR                                             ASSETS
------                                            --------
Advertising Agencies                                0.99
Cellular Telecommunications                        30.57
Diversified Operations                              1.91
Electronic Components/Semiconductors                0.79
Internet Services                                   1.73
Investment & Holding Companies                      2.80
Technology                                          0.04
Telecommunications                                 19.06
Telephone-Integrated                               23.17
Television                                          0.78
Venture Capital                                    15.74
                                                   -----
    Total                                          97.58
                                                   =====

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2003 (UNAUDITED)

 ASSETS

Investments, at value, including collateral for securities on loan of $7,200,307 (1)
 (Cost $80,242,312) (Notes A, D, F)                                                      $  70,207,295
Cash (including $76 of foreign currencies with a cost of $76)                                   16,243
Receivables:
  Investments sold                                                                           3,720,894
  Dividends                                                                                     70,824
Prepaid expenses                                                                                17,411
                                                                                         -------------
Total Assets                                                                                74,032,667
                                                                                         -------------

 LIABILITIES

Payables:
  Upon return of securities loaned (Note A)                                                  7,200,307
  Investments purchased                                                                      2,397,636
  Investment advisory fee (Note B)                                                             106,694
  Directors' fees                                                                               14,325
  Administration fees (Note B)                                                                   9,035
  Other accrued expenses                                                                       129,941
                                                                                         -------------
Total Liabilities                                                                            9,857,938
                                                                                         -------------
NET ASSETS (applicable to 9,164,221 shares of common stock outstanding) (Note C)         $  64,174,729
                                                                                         =============

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 9,164,221 shares issued and outstanding
 (100,000,000 shares authorized)                                                         $       9,164
Paid-in capital                                                                            171,243,678
Undistributed net investment income                                                             28,771
Accumulated net realized loss on investments and foreign currency related transactions     (97,071,122)
Net unrealized depreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                  (10,035,762)
                                                                                         -------------
Net assets applicable to shares outstanding                                              $  64,174,729
                                                                                         =============
NET ASSET VALUE PER SHARE ($64,174,729 DIVIDED BY 9,164,221)                             $        7.00
                                                                                         =============
MARKET PRICE PER SHARE                                                                   $        5.82
                                                                                         =============

----------
(1) Includes securities out on loan to brokers with a market value of $7,025,688.

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MAY 31, 2003 (UNAUDITED)

INVESTMENT INCOME

Income (Note A):
  Dividends                                                                                  $     336,200
  Net investment income allocated from partnerships                                                278,263
  Interest                                                                                           9,718
  Securities lending                                                                                 3,845
  Less: Foreign taxes withheld                                                                     (27,246)
                                                                                             -------------
  Total Investment Income                                                                          600,780
                                                                                             -------------

Expenses:
  Investment advisory fees (Note B)                                                                320,057
  Legal fees                                                                                        49,104
  Administration fees (Note B)                                                                      44,250
  Custodian fees                                                                                    32,745
  Audit fees                                                                                        32,235
  Printing                                                                                          23,282
  Directors' fees                                                                                   18,778
  Accounting fees                                                                                   14,209
  Transfer agent fees                                                                               13,341
  NYSE listing fees                                                                                 12,901
  Insurance                                                                                          5,195
  Other                                                                                              5,912
                                                                                             -------------
  Total Expenses                                                                                   572,009
                                                                                             -------------
  Net Investment Income                                                                             28,771
                                                                                             -------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
  Investments                                                                                   (5,076,138)
  Foreign currency related transactions                                                              9,305
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                               2,275,705
                                                                                             -------------
Net realized and unrealized loss on investments and foreign currency related transactions       (2,791,128)
                                                                                             -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $  (2,762,357)
                                                                                             =============

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE SIX MONTHS     FOR THE FISCAL YEAR
                                                                                  ENDED MAY 31, 2003           ENDED
                                                                                     (UNAUDITED)          NOVEMBER 30, 2002
                                                                                  ------------------     -------------------
DECREASE IN NET ASSETS

Operations:
Net investment income/(loss)                                                         $     28,771           $ (1,636,771)
  Net realized loss on investments and foreign currency related transactions           (5,066,833)           (17,762,702)
  Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in foreign
   currencies                                                                           2,275,705              6,126,011
                                                                                     ------------           ------------
    Net decrease in net assets resulting from operations                               (2,762,357)           (13,273,462)
                                                                                     ------------           ------------
Capital share transactions (Note H):
  Cost of 1,617,215 shares purchased under tender offer                                        --            (10,560,414)
                                                                                     ------------           ------------
    Total decrease in net assets                                                       (2,762,357)           (23,833,876)
                                                                                     ------------           ------------

NET ASSETS

Beginning of period                                                                    66,937,086             90,770,962
                                                                                     ------------           ------------
End of period                                                                        $ 64,174,729*          $ 66,937,086
                                                                                     ============           ============

----------
*   Includes undistributed net investment income of $28,771.

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MAY 31, 2003 (UNAUDITED)

INCREASE IN CASH FROM

Operating Activities:
  Investment income received                                             $    543,908
  Operating expenses paid                                                    (679,270)
  Purchases of long-term portfolio investments                            (40,484,944)
  Proceeds from disposition of long-term portfolio investments             38,746,806
  Net change from transactions in short-term portfolio investments          1,882,000
                                                                         ------------
Net increase in cash from operating activities                                                   $      8,500
Cash at beginning of period                                                                             7,743
                                                                                                 ------------
Cash at end of period                                                                            $     16,243
                                                                                                 ============

RECONCILIATION OF NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET INCREASE IN CASH
 FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations                                             $ (2,762,357)

Adjustments:
  Decrease in accrued expenses                                           $   (101,607)
  Increase in receivables                                                     (56,872)
  Increase in prepaid expenses                                                 (5,654)
  Net increase in cash from investing activities                              143,862
  Net realized and unrealized loss on investments and foreign currency
   related transactions                                                     2,791,128
                                                                         ------------
Total adjustments                                                                                   2,770,857
                                                                                                 ------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                                   $      8,500
                                                                                                 ============

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS^

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                  FOR THE            FOR THE FISCAL YEARS            FOR THE
                                                                SIX MONTHS                  ENDED                  SIX MONTHS
                                                                  ENDED                  NOVEMBER 30,                 ENDED
                                                               MAY 31, 2003      ---------------------------       NOVEMBER 30,
                                                               (UNAUDITED)          2002              2001            2000
                                                               ------------      ----------       ----------       ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $     7.30        $     8.42       $    10.35        $   18.36
                                                               ----------        ----------       ----------        ---------
Net investment income/(loss)                                         0.00##           (0.15)+++        (0.12)++         (0.14)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                         (0.30)            (1.03)           (1.88)           (4.78)
                                                               ----------        ----------       ----------        ---------
Net increase/(decrease) in net assets
  resulting from operations                                         (0.30)            (1.18)           (2.00)           (4.92)
                                                               ----------        ----------       ----------        ---------
Dividends and distributions to shareholders:
  Net investment income                                                --                --               --               --
  Net realized gain on investments and
   foreign currency related transactions                               --                --               --            (3.09)
                                                               ----------        ----------       ----------        ---------
Total dividends and distributions to shareholders                      --                --               --            (3.09)
                                                               ----------        ----------       ----------        ---------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                       --              0.06             0.07               --
                                                               ----------        ----------       ----------        ---------
Net asset value, end of period                                 $     7.00        $     7.30       $     8.42        $   10.35
                                                               ==========        ==========       ==========        =========
Market value, end of period                                    $     5.82        $     6.22       $     6.88        $   7.688
                                                               ==========        ==========       ==========        =========
Total investment return (a)                                         (6.43)%           (9.59)%         (10.50)%         (28.46)%
                                                               ==========        ==========       ==========        =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $   64,175        $   66,937       $   90,771        $ 131,325
Ratio of expenses to average net assets (b)                          1.86%(c)          1.90%            1.76%            1.91%(c)
Ratio of expenses to average net assets, excluding taxes             1.86%(c)          1.77%            1.74%            1.91%(c)
Ratio of net investment income/(loss) to average net assets          0.09%(c)         (1.89)%          (1.18)%          (1.50)%(c)
Portfolio turnover rate                                             70.56%            94.89%           82.16%           51.72%

----------
^ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
*    Commencement of investment operations.
** Initial public offering price of $15.01 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
# Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
##   Less than $0.01 per share.
+    Based on average shares outstanding.
++ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.
+++ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)  Annualized.

                                 See accompanying notes to financial statements.

                                                                               FOR THE FISCAL YEAR ENDED MAY 31,
                                                               --------------------------------------------------------------
                                                                  2000              1999             1998              1997
                                                               ----------        ----------       ----------        ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $    12.13        $    16.37       $    21.54        $   20.95
                                                               ----------        ----------       ----------        ---------
Net investment income/(loss)                                        (0.20)+           (0.04)+          (0.06)            0.10
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                          6.14             (2.41)           (1.40)            2.86
                                                               ----------        ----------       ----------        ---------
Net increase/(decrease) in net assets
  resulting from operations                                          5.94             (2.45)           (1.46)            2.96
                                                               ----------        ----------       ----------        ---------
Dividends and distributions to shareholders:
  Net investment income                                                --                --            (0.09)           (0.27)
  Net realized gain on investments and foreign currency
   related transactions.                                               --             (1.96)           (3.62)           (2.10)
                                                               ----------        ----------       ----------        ---------
Total dividends and distributions to shareholders                      --             (1.96)           (3.71)           (2.37)
                                                               ----------        ----------       ----------        ---------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                     0.29              0.17               --               --
                                                               ----------        ----------       ----------        ---------
Net asset value, end of period                                 $    18.36        $    12.13       $    16.37        $   21.54
                                                               ==========        ==========       ==========        =========
Market value, end of period                                    $   13.508        $    9.819       $   13.008        $  17.385
                                                               ==========        ==========       ==========        =========
Total investment return (a)                                         37.58%            (9.99)%          (4.57)%          14.31%
                                                               ==========        ==========       ==========        =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $  130,300        $   94,026       $  138,023        $ 181,627
Ratio of expenses to average net assets (b)                          2.24%             2.09%            2.32%            1.90%
Ratio of expenses to average net assets, excluding taxes             2.04%             2.01%            1.82%            1.82%
Ratio of net investment income/(loss) to average net assets         (1.15)%           (0.33)%          (0.29)%           0.52%
Portfolio turnover rate                                            113.75%           179.66%          162.58%           42.14%

                                                                                                                 FOR THE PERIOD
                                                                                                                    JUNE 25,
                                                                      FOR THE FISCAL YEAR ENDED MAY 31,              1992*
                                                               ---------------------------------------------        THROUGH
                                                                  1996              1995             1994         MAY 31, 1993
                                                               ----------        ----------       ----------     --------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $    19.21        $    20.91       $    14.96        $   13.85**
                                                               ----------        ----------       ----------        ---------
Net investment income/(loss)                                         0.27              0.11             0.13             0.16
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                          1.91              0.01             7.03#            1.20
                                                               ----------        ----------       ----------        ---------
Net increase/(decrease) in net assets
  resulting from operations                                          2.18              0.12             7.16             1.36
                                                               ----------        ----------       ----------        ---------
Dividends and distributions to shareholders:
  Net investment income                                             (0.04)            (0.04)           (0.15)           (0.14)
  Net realized gain on investments and foreign currency
   related transactions.                                            (0.40)            (1.78)           (1.06)           (0.11)
                                                               ----------        ----------       ----------        ---------
Total dividends and distributions to shareholders                   (0.44)            (1.82)           (1.21)           (0.25)
                                                               ----------        ----------       ----------        ---------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                       --                --               --               --
                                                               ----------        ----------       ----------        ---------
Net asset value, end of period                                 $    20.95        $    19.21       $    20.91        $   14.96
                                                               ==========        ==========       ==========        =========
Market value, end of period                                    $   17.385        $   17.761       $   22.764        $  14.509
                                                               ==========        ==========       ==========        =========
Total investment return (a)                                          0.21%           (13.94)%          64.74%            5.85%
                                                               ==========        ==========       ==========        =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $  176,628        $  161,925       $  176,253        $ 125,338
Ratio of expenses to average net assets (b)                          1.77%             1.89%            1.81%            1.99%(c)
Ratio of expenses to average net assets, excluding taxes               --                --               --               --
Ratio of net investment income/(loss) to average net assets          1.40%             0.53%            0.63%            2.02%(c)
Portfolio turnover rate                                             27.71%            14.29%           43.98%           22.55%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. on each day the Exchange is open for business. The Fund's investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded. If no sales are reported, investments are generally valued at the most recent bid price. Debt securities with a remaining maturity greater than 60 days are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At May 31, 2003, the Fund held 28.07% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $29,315,922 and fair value of $18,014,807. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended May 31, 2003, the Fund did not incur such expense.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net unrealized gains on certain securities held in Chilean pesos. Realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest and dividends received will continue to be subject to the remittance tax. For the six months ended May 31, 2003, the Fund did not incur such expense.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to foreign exchange transactions related to fixed-income instruments carried out by financial institutions. The tax rate of 0.38% is effective until the end of 2003, and will decline to 0.08% during 2004. For the six months ended May 31, 2003, the Fund did not incur such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 2003, was $7,025,688, for which the Fund has received cash as collateral of $7,200,307. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Treasuries and U.S. Government agency securities with a value of $7,382,926. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 2003, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended May 31, 2003, CSAM earned $320,057 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended May 31, 2003, CSAM was reimbursed $7,311 for administrative services rendered to the Fund.

Credit Suisse Asset Management (Australia) Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of $480,000 per annum for services rendered with respect to the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed as such.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended May 31, 2003, BSFM earned $36,939 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial and tender related printing services. For the six months ended May 31, 2003, Merrill was paid $56,302 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 9,164,221 shares outstanding at May 31, 2003, CSAM owned 14,333 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended May 31, 2003 purchases and sales of securities, other than short-term investments, were $42,882,580 and $42,290,380, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At May 31, 2003 and during the six months ended May 31, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended November 30, 2002, the Fund incurred and elected to defer net realized losses of $95,167.

At November 30, 2002, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $90,937,950 of which $20,972,304 expires in 2006. This amount is subject to Internal Revenue Sections limitations. Capital loss carryforward of $5,308,276, $47,300,891 and $17,356,479 expires in 2007, 2009 and 2010, respectively.

At May 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $73,358,249, $5,610,746, $(15,962,007) and
$(10,351,261), respectively.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of May 31, 2003, per unit/share of such securities and percent of net assets which the securities comprise.

                                           NUMBER                                               FAIR                   PERCENT
                                             OF             ACQUISITION                       VALUE AT    VALUE PER     OF NET
SECURITY                                UNITS/SHARES          DATE(S)              COST       05/31/03    UNIT/SHARE    ASSETS
--------                                ------------    -------------------     -----------  -----------  ----------   -------
BPW Israel Ventures LLC                    1,121,970    10/05/00 - 07/01/02     $ 1,016,898  $   686,278      $ 0.61      1.07
                                              17,250          01/07/03               17,250       10,551        0.61      0.01
                                        ------------                            -----------  -----------               -------
                                           1,139,220                              1,034,148      696,829                  1.08
                                        ------------                            -----------  -----------               -------
Concord Ventures II Fund L.P.              3,000,000    03/29/00 - 07/29/02       2,755,592    1,432,389        0.48      2.23
                                             120,000          04/03/03              120,000       57,296        0.48      0.09
                                        ------------                            -----------  -----------               -------
                                           3,120,000                              2,875,592    1,489,685                  2.32
                                        ------------                            -----------  -----------               -------
Emerging Markets Ventures I L.P.           7,038,940    01/22/98 - 10/01/02       6,588,234    4,468,671        0.63      6.96
                                        ------------                            -----------  -----------               -------
Exxel Capital Partners V, L.P.             1,897,761    05/11/98 - 12/03/98       2,075,284            0        0.00      0.00
                                        ------------                            -----------  -----------               -------
Formula Ventures L.P.                      1,399,747    08/06/99 - 07/03/02       1,067,048      583,835        0.42      0.91
                                              40,487          04/03/03               39,472       16,887        0.42      0.02
                                        ------------                            -----------  -----------               -------
                                           1,440,234                              1,106,520      600,722                  0.93
                                        ------------                            -----------  -----------               -------
Giza GE Venture Fund III L.P.              1,375,000    01/31/00 - 05/28/02       1,230,425      731,197        0.53      1.14
                                             165,000          04/30/03              165,000       87,744        0.53      0.14
                                        ------------                            -----------  -----------               -------
                                           1,540,000                              1,395,425      818,941                  1.28
                                        ------------                            -----------  -----------               -------
Independent Network Television,
   Series II                               1,000,000          07/06/98            1,000,000      500,000        0.50      0.78
                                        ------------                            -----------  -----------               -------
International Wireless
   Communications Holdings Corp.              15,092          12/08/97              414,568            0        0.00      0.00
                                        ------------                            -----------  -----------               -------
J.P. Morgan Latin America
   Capital Partners (Cayman), L.P.           556,734    04/10/00 - 06/28/01         545,081      484,949        0.87      0.76
                                              31,052          04/17/03               31,052       27,048        0.87      0.04
                                             149,697          05/28/03              149,697      130,395        0.87      0.20
                                        ------------                            -----------  -----------               -------
                                             737,483                                725,830      642,392                  1.00
                                        ------------                            -----------  -----------               -------
J.P. Morgan Latin America
   Capital Partners (Delaware), L.P.       1,104,766    04/10/00 - 09/30/02         788,827      520,090        0.47      0.81
                                              71,258          12/09/02               71,377       33,546        0.47      0.05
                                              68,536          04/17/03               68,536       32,265        0.47      0.05
                                        ------------                            -----------  -----------               -------
                                           1,244,560                                928,740      585,901                  0.91
                                        ------------                            -----------  -----------               -------

                                           NUMBER                                                 FAIR                   PERCENT
                                             OF             ACQUISITION                         VALUE AT    VALUE PER     OF NET
SECURITY                                UNITS/SHARES          DATE(S)               COST        05/31/03    UNIT/SHARE    ASSETS
--------                                ------------    -------------------    ------------   ------------  ----------   -------
Jamaican Assets I, L.P.                      600,442    10/20/97 - 04/18/01    $    730,859   $  1,688,942  $    2.81       2.63
                                        ------------                           ------------   ------------               -------
K.T. Concord Venture Fund L.P.             2,000,000    12/08/97 - 09/29/00       2,246,245      1,272,226       0.64       1.98
                                        ------------                           ------------   ------------               -------
Neurone Ventures II, L.P.                    270,000    11/24/00 - 06/17/02         229,359        149,298       0.55       0.23
                                              30,000          01/27/03               30,000         16,589       0.55       0.03
                                        ------------                           ------------   ------------               -------
                                             300,000                                259,359        165,887                  0.26
                                        ------------                           ------------   ------------               -------
The Renaissance Fund LDC                         160    03/30/94 - 03/21/97         521,435        106,195     663.74       0.17
                                        ------------                           ------------   ------------               -------
SVE Star Ventures Enterprises
   GmbH & Co. No. IX KG                      730,000    12/21/00 - 03/04/02         604,202        405,165       0.56       0.63
                                              20,000          01/14/03                    0         11,100       0.56       0.02
                                        ------------                           ------------   ------------               -------
                                             750,000                                604,202        416,265                  0.65
                                        ------------                           ------------   ------------               -------
Technology Crossover
   Ventures IV, L.P.                       1,272,200    03/08/00 - 08/07/02       1,032,320      1,081,764       0.85       1.69
                                        ------------                           ------------   ------------               -------
TeleSoft Partners L.P.                     1,250,000    07/22/97 - 06/07/01         829,940        292,000       0.23       0.46
                                        ------------                           ------------   ------------               -------
TeleSoft Partners II QP, L.P.                900,000    07/14/00 - 01/25/01         722,395        386,379       0.43       0.60
                                             240,000          12/12/02              240,000        103,034       0.43       0.16
                                        ------------                           ------------   ------------               -------
                                           1,140,000                                962,395        489,413                  0.76
                                        ------------                           ------------   ------------               -------
TVG Asian Communications
   Fund II, L.P.                           1,727,586    06/07/00 - 09/24/02       1,586,016      1,127,086       0.65       1.76
                                              60,181          01/02/03               60,181         39,262       0.65       0.06
                                              43,594          03/31/03               43,594         28,441       0.65       0.04
                                        ------------                           ------------   ------------               -------
                                           1,831,361                              1,689,791      1,194,789                  1.86
                                        ------------                           ------------   ------------               -------
Walden-Israel Ventures III, L.P.             220,000    02/23/01 - 06/19/02         182,088        130,414       0.59       0.20
                                              68,750          04/01/03               68,750         40,754       0.59       0.07
                                        ------------                           ------------   ------------               -------
                                             288,750                                250,838        171,168                  0.27
                                        ------------                           ------------   ------------               -------
Total                                                                          $ 27,271,725   $ 16,681,790                 25.99
                                                                               ============   ============               =======

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SELF-TENDER OFFER

In June 2000, the Board of Directors of the Fund approved a self-tender program, the terms of which included the following: (i) commencing in 2001, the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Pursuant to this program, in November 2002, the Fund completed a tender offer for 15% of its outstanding shares (1,617,215 shares) at a price of $6.53 per share.

The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Fund's asset levels over time. Absent substantial appreciation in the Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities or other factors that adversely affect the Fund and possibly the continued viability of the Fund as a closed-end fund. The Board will reevaluate the program from time to time in light of its effect on the Fund.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 27, 2003, the Annual Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                                       FOR       WITHHELD
----------------                                    ---------    --------
George W. Landau                                    7,803,871     228,515

In addition to the director re-elected at the meeting, Enrique R. Arzac, James
J. Cattano, William W. Priest, Jr. and Martin M. Torino continue to serve as directors of the Fund.

Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Fund, Chief Executive Officer and President. Laurence R. Smith who previously held these positions has resigned from the Fund effective May 21, 2003.

PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 20, 2003.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

                       This page left intentionally blank.

                       This page left intentionally blank.

SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on The New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2003, CSAM managed over $45 billion in the U.S. and, together with its global affiliates, managed assets of over $292 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Ex-change trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam-americas.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac              Director

James J. Cattano              Director

George W. Landau              Director

William W. Priest, Jr.        Director

Martin M. Torino              Director

Joseph D.Gallagher            Chairman of the Fund,
                              Chief Executive Officer
                              and President

Yaroslaw Aranowicz            Chief Investment Officer

Emily Alejos                  Investment Officer

Hal Liebes                    Senior Vice President

Michael A. Pignataro          Chief Financial Officer and
                              Secretary

Rocco A. Del Guercio          Vice President

Robert M. Rizza               Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                      [ETF LISTED NYSE (R) LOGO]
                                                                      3018-SA-03

ITEM 2. CODE OF ETHICS.
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

Item 8. [Reserved]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Principal Executive Officer and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

(a)(2) The certifications of the Registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(b) The certifications of the Registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.
                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Emerging Markets Telecommunications Fund, Inc.

/s/ Joseph D. Gallagher
-----------------------
Name:  Joseph D. Gallagher
Title: Chief Executive Officer
Date:  July 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Joseph D. Gallagher
------------------------
Name:  Joseph D. Gallagher
Title: Chief Executive Officer
Date:  July 29, 2003


/s/ Michael A. Pignataro
------------------------
Name:  Michael A. Pignataro
Title: Chief Financial Officer
Date:  July 29, 2003